UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2022

INMED PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	001-39685	98-1428279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InMed Pharmaceuticals Inc.
Suite 310 - 815 W. Hastings Street,
Vancouver, B.C.
Canada	V6C 1B4
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 669-7207

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	INM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Changes in AGM details

On December 8, 2022, KPMG LLP (“KPMG”), which had been serving as the independent registered public accounting firm of InMed Pharmaceuticals Inc. (“we,” “us” or “our”), declined to stand for reelection and resigned as our independent registered public accounting firm, effective immediately. The audit committee of our board of directors accepted KMPG’s resignation.

While the Company intended to re-appoint the KPMG at the upcoming Meeting, it now wishes to amend the appointment of auditor resolution provided for in the Management Information Circular dated October 28, 2021 (the “Circular”), and to recommend the appointment of Marcum.

The Circular has been mailed to shareholders and is available for viewing on SEDAR. Except as described above, the Circular remains unchanged from the version that was mailed to the shareholders of the Company and previously filed on SEDAR.

The Circular and Form of Proxy previously distributed to registered shareholders in connection with the Meeting confers discretionary authority upon management (or other person designated as proxy therein) to vote on amendments or variations of matters coming before the Meeting. Management intends to rely on the discretionary authority granted in the Circular and form of proxy to vote FOR the appointment of Marcum as the Company’s auditor.

If a registered shareholder has submitted a management proxy and does not wish the proxy to be voted in this manner, they may revoke their proxy at any time prior to using it: (a) by depositing an instrument in writing, including another completed form of proxy, executed by such registered shareholder or by his, her or its attorney authorized in writing or by electronic signature; or (b) by transmitting by facsimile or electronic means, a revocation signed, subject to the Business Corporations Act (British Columbia), by electronic signature, delivered to the Proxy Department, Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, or to the address of the office of InMed at Suite 310 – 815 West Hastings St., Vancouver, British Columbia, V6C 1B4, at any time prior to 2:00 p.m. (PST) on the last business day preceding the day of the Meeting or any adjournment or postponement thereof; or (c) by personally attending the Meeting and voting the registered shareholders’ common shares; or (d) in any other manner permitted by law.

If a non-registered or beneficial shareholder wishes to revoke their previously given voting instructions, they must contact the broker or other intermediary to whom they provided their voting instruction forms and comply with any and all applicable requirements of such broker or intermediary. A broker or other intermediary may not be able to revoke voting instructions if it receives insufficient notice of revocation, and any non-registered shareholder wishing to revoke their voting instructions should contact such broker or intermediary in sufficient time to ensure that their revocation of voting instructions is received.

If as a registered shareholder you use your control number to access the Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies for the Meeting and will be provided with the opportunity to vote by online ballot on the matters put forth at the Meeting.

If you have any questions about any of the information in the Circular or this press release or require assistance in completing your form of proxy or voting instruction form, please consult your financial, legal, tax and other professional advisors or the Company’s strategic shareholder advisor and proxy solicitation agent, Computershare, by telephone at 1-866-732-VOTE (8683) (toll-free in North America) or at +1-312-588-4290 outside of North America, or by the internet at www.investorvote.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated December 12, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMED PHARMACEUTICALS INC.

Date: December 13, 2022	By:	/s/ Eric A. Adams
Eric A. Adams
President and Chief Executive Officer

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